SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

ARBIOS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32603 (Commission File Number)	91-1955323 (I.R.S. Employer Identification No.)

1050 Winter Street, Suite 1000 Waltham, Massachusetts (Address of Principal Executive Offices)	02451 (Zip Code)

(781) 839-7293
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2007, Arbios Systems, Inc., a Delaware corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with several current and new accredited investors (the “Investors” and together with the Company, the “Parties”). Pursuant to the terms and subject to the conditions contained in the Purchase Agreement, the Company issued and sold to the Investors in a private placement, 3,739,231 Units for an aggregate purchase price of $4,861,000. Each Unit was sold at a price of $1.30 per Unit. Each Unit consists of: i) two shares of the Company’s common stock, ii) one warrant to purchase one share of the Company’s common stock exercisable for a period of 2.5 years at an exercise price of $1.00 (“A Warrants”) and iii) one warrant to purchase one share of the Company’s common stock exercisable for a period of 5 years at an exercise price of $1.40 (“B Warrants”), comprising a total of 7,478,462 shares of the Company’s common stock and warrants to purchase 7,478,462 shares of the Company’s common stock. The warrants have no provision for cashless exercise and, subject to certain requirements, may be called by the Company provided that the common stock of the Company trades above $1.50 for the A Warrants and above $2.80 for the B Warrants for a specified time period.

Contemporaneously with the execution and delivery of the Purchase Agreement, the Parties executed and delivered a Registration Rights Agreement, pursuant to which the Company has agreed to register the resale of the common stock issued in the financing and the common stock issuable upon the exercise of the A Warrants and the B Warrants under the Securities Act of 1933, as amended (the “1933 Act”).

The preceding descriptions of the Purchase Agreement, Registration Rights Agreement, the A Warrants and the B Warrants, do not purport to be complete and are qualified in their entirety by reference to the agreements, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the entry into the related agreements is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure provided above under Item 1.01 is incorporated herein by reference into this Item 3.01. The securities issued to the Investors described under Item 1.01 have been issued without registration with the Securities and Exchange Commission in reliance on the exemption from such registration provided under Section 4(2) of the 1933 Act as sales not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Purchase Agreement dated April 23, 2007.

10.2 Registration Rights Agreement dated April 23, 2007.

10.3 Form of A Warrant.

10.4 Form of B Warrant.

99.1 Press Release dated April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBIOS SYSTEMS, INC.

Date: April 27, 2007	By:	/s/ WALTER C. OGIER
Walter C. Ogier, Chief Executive Officer

EXHIBIT INDEX

10.1 Purchase Agreement dated April 23, 2007.

10.2 Registration Rights Agreement dated April 23, 2007.

10.3 Form of A Warrant.

10.4 Form of B Warrant.

99.1 Press Release dated April 23, 2007.